SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
                        (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

               Environmental Tectonics Corporation
        (Name of Registrant as Specified In Its Charter)


  (Name of Person(s) Filing Proxy Statement, if other than the
                           Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii),14a-6(i)(1), or
     14a-6(i)(2).
[ ] Fee computed on table below per Exchange Act Rules
     14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies: n/a
     2) Aggregate number of securities to which transaction applies: n/a
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11./1/
     4) Proposed maximum aggregate value of transaction: n/a
     5) Total fee paid:  n/a

[ ] Fee paid previously by written preliminary materials.
[ ] Check box if any part of the fee is offset as provided by
     Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or Form or Schedule and the date of its filing.
     1) Amount previously paid:
     2) Form, Schedule, or Registration Statement No.:
     3) Filing party:
     4) Date filed:
________________________
/1/ Set forth the amount on which the filing fee is calculated and state how it was determined.

               ENVIRONMENTAL TECTONICS CORPORATION




            _________________________________________

            Notice of Annual Meeting of Shareholders
                       September 17, 1997
            _______________________________________


The Annual Meeting of the Shareholders of Environmental Tectonics
Corporation will be held at the offices of the Company, County
Line Industrial Park, Southampton, Pennsylvania on Wednesday,
September 17, 1997, at 10:00 a.m. (eastern time) for the following purposes:

1. To elect five directors to serve until their successors have been elected and qualified.

2. To transact such other business as may properly come before the meeting.

The record date for determination of shareholders entitled to notice of and to vote at the meeting is August 20, 1997.


By Order of the Board of Directors

    ANN M. ALLEN, Secretary



________________________

Whether or not you expect to attend the meeting, please sign and date the enclosed proxy and return it promptly in order that your stock may be voted. If you attend the meeting, you may withdraw your proxy and vote in person.

               ENVIRONMENTAL TECTONICS CORPORATION

                 ANNUAL MEETING OF SHAREHOLDERS

                       September 17, 1997

                         PROXY STATEMENT


     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Environmental Tectonics Corporation, a Pennsylvania corporation (the "Corporation" or the "Company"), of proxies in the accompanying form for use at the Annual Meeting of Shareholders to be held at 10:00 a.m. (eastern time) on Wednesday, September 17, 1997, at the Company's executive offices at County Line Industrial Park, Southampton, Pennsylvania 18966 and at any adjourned meeting thereof (the "Annual Meeting"). This Proxy Statement and accompanying form of proxy are being first sent or given to security holders on or about August 25, 1997. In addition to the use of the mails, directors, officers and employees of the Corporation may solicit proxies personally or by telephone. The expense of soliciting proxies will be borne by the Company.

              ACTION TO BE TAKEN UNDER THE PROXIES

     When a proxy in the enclosed form is properly executed and returned in the envelope provided, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified therein. Absent clear instructions to the contrary, such shares will be voted "FOR" the election, as directors, of the Board of Directors' nominees. Any such proxy may be revoked at any time before its exercise by (i) executing and delivering a later dated proxy to the Secretary of the Corporation, (ii) giving written notice of revocation to the Secretary of the Corporation, or (iii) by voting in person at the Annual Meeting. The mailing address of the Corporation is County Line Industrial Park, Southampton, Pennsylvania 18966.


                VOTING SECURITIES AND RECORD DATE

     The close of business on August 20, 1997, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. On the record date, the Corporation had outstanding 3,001,326 shares of Common Stock, $.10 par value per share ("Common Stock") and 25,000 shares of Series A Convertible Preferred Stock ("Series A Preferred Stock"). The holders of Series A Preferred Stock shall vote together with holders of the Common Stock as a single class for all matters submitted to a vote of the shareholders of the Company. The holders of Series A Preferred Stock shall also vote as a class to elect one director (the "Preferred Director") in addition to the four directors elected by holders of Series A Preferred Stock and holders of the Common Stock voting as a single class. Each share of Common Stock is entitled to one vote on all matters coming before the Annual Meeting, however, the holders of Common Stock are not entitled to cumulate votes in elections of directors. Each share of Series A Preferred Stock is entitled to that number of votes which equals the number of shares of Common Stock into which each share of Series A Preferred Stock may be converted (the "Conversion Ratio") which number shall be calculated by dividing $100 by the Conversion Price then in effect. Such Conversion Price is currently $7.50, however this amount shall be subject to adjustment upon the occurrence of certain events. Holders of Series A Preferred Stock are entitled to cumulative dividends ("Preferred Dividends") of $11.00 annually (to be paid before any dividends are paid to the holders of Common Stock) which is to be paid in an amount of $2.75 per share on the first of each of February, May, August and November ("Dividend Payment Dates").

     The presence, in person or by proxy, of shareholders entitled to cast a majority of the votes which all shareholders are entitled to cast shall constitute a quorum at the Annual Meeting. Abstentions with respect to one or more proposals voted upon at the Annual Meeting will be included for purposes of determining a quorum for the Annual Meeting.

                  SECURITY OWNERSHIP OF CERTAIN
                BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of August 20, 1997 the number of shares and percentage of the Company's Common Stock owned beneficially by each director, each nominee for director, each named executive officer set forth in the Summary Compensation Table and each person holding, to the Company's knowledge, more than 5% of the outstanding Common Stock. The table also sets forth the holdings of all directors and executive officers as a group.

                                        Amount and
                                        Nature of      Percent
                                        Beneficial    of Common
Name and Address of Beneficial Owner    Ownership       Stock
William F. Mitchell (1)                   933,949        26.6%
c/o Environmental Tectonics
  Corporation
County Line Industrial Park
Southampton, PA  18966

Pete L. Stephens, M.D. (2)                319,875(3)      9.1%
1150 Eleni Lane
West Chester, PA  19382

Richard E. McAdams (4)                     21,526(5)      *
c/o Environmental Tectonics
  Corporation
County Line Industrial Park
Southampton, PA  18966

Michael A. Mulshine (6)                         0(7)      *
Osprey Partners
2517 Route 35
Manasquan, NJ  08736

Philip L. Wagner, Ph.D. (8)                 6,000(9)      *
Chadds Ford Technologies, Inc.
P.O. Box 377
Chadds Ford, PA  19317

Craig MacNab                              499,660(10)    14.2%
c/o Tandem Capital
500 Church Street Suite 200
Nashville, TN 37219

Sirrom Capital Corporation                499,660(10)    14.2%
500 Church Street, Suite 200
Nashville, TN  37219

All directors and executive
  officers as a group (7 persons)       1,786,385(11)    50.9%

* less than 1%
____________________

(1) Chairman of the Board, President and Director of the Corporation. Shares of Common Stock include 2,065 held jointly with spouse.
(2)  Director of the Corporation.
(3) Includes 8,975 shares of Common Stock held by or for the benefit of Dr. Stephens' wife and two of his children.
(4)  Director of the Corporation.
(5) Includes options to purchase 2,000 shares of Common Stock held under the Company's Incentive Stock Option Plan of which 500 are presently exercisable.
(6)  Director of the Corporation.
(7) Does not include warrants to purchase 125,000 shares of Common Stock that are exercisable only upon completion of certain activities under a separate consulting agreement. The consulting agreement was terminated on April 25, 1997 and the warrants expire on April 25, 1998.
(8)  Director of the Corporation.
(9) Includes 4,000 shares of Common Stock held by or for the benefit of Dr. Wagner's wife.
(10) Shares listed for Craig MacNab and Sirrom Capital Corporation are the shares beneficially owned by Sirrom Capital Corporation. These shares include 333,250 shares of Common Stock underlying 25,000 shares of Series A Preferred Stock that are presently convertible and 166,410 shares of Common Stock underlying a presently exercisable warrant to purchase 166,410 shares of Common Stock.
(11) Includes options to purchase 7,375 shares of Common Stock held under the Company's Incentive Stock Option plan that are presently exercisable.

                      ELECTION OF DIRECTORS

     The Bylaws of the Corporation provide that the Board of Directors of the Corporation shall consist of not less than three nor more than ten directors. Within the foregoing limits, the Board of Directors may from time to time fix the number of directors. The Board of Directors of the Corporation has fixed the number of directors at five directors until the next annual meeting.

     At the 1997 Annual Meeting of Shareholders, five directors shall be elected to serve for a one-year term and until their successors are elected and qualified.

     Unless otherwise instructed, the Board of Directors' proxyholders will vote the proxies received by them for the election of the four nominees named below and the proxies of the holders of the Series A Preferred Stock shall be voted for the election of the Preferred Director as previously discussed herein. If any nominee should become unable to serve for any reason, proxies will be voted in favor of a substitute nominee as the Board of Directors of the Corporation shall determine. The Board of Directors has no reason to believe that any of the nominees named will be unable to serve, if elected.

     There is no cumulative voting for the election of directors. Each share of Common Stock is entitled to cast one vote for each nominee; however, each share of Series A Preferred Stock is entitled to vote that number of shares of Common Stock which equals the Conversion Ratio. In the event that either (i) the Company fails to pay the Preferred Dividend on six consecutive Dividend Payment Dates or the aggregate amount of accumulated Preferred Dividends totals $16.50 per share, the holders of the Series A Preferred Stock shall have the right immediately to elect that number of members to the Board of Directors as shall constitute a majority of the Board of Directors.

     The holders of Series A Preferred Stock shall vote with the holders of Common Stock as a class for the election of the remaining directors so long as there are no more than six directors. The four nominees who receive the highest number of votes cast at the Annual Meeting will be elected as directors in addition to the director who shall be elected as the Preferred Director. Abstentions and broker non-votes will not constitute or be counted as votes cast for purposes of the Annual Meeting.

     The following table sets forth certain information with respect to the Board of Directors' nominees for director including the Preferred Director. Each of the following nominees presently serves as a director of the Corporation.

                                                Principal
                                               Occupations
                                  Served as    and Position
                                  Director     and Offices
Name                        Age     Since    with the Company
William F. Mitchell(1)      55      1969     Chairman of the
                                             Board, President and
                                             Director

Richard E. McAdams(2)       61      1985     Executive Vice
                                             President and
                                             Director

Philip L. Wagner, Ph. D.(3) 61      1993     Director

Pete L. Stephens, M.D.(4)   59      1974     Director

Craig MacNab(5)             41      1997     Director
(Preferred Director)
____________________

(1) Mr. Mitchell has been Chairman of the Board, President and Chief Executive Officer of the Company since 1969, except for the period from January 24, 1986 through January 24, 1987, when he was engaged principally in soliciting sales for the Company's products in the overseas markets.

(2) Mr. McAdams has been with the Company since 1970. He became a Vice President in 1978, and an Executive Vice President in
     1990, with responsibility for contract administration.

(3) Dr. Wagner is an organic chemist with over 30 years of diversified experience managing research and development and new business development at E.I. du Pont de Nemours &
     Company.  In November 1992, he founded Chadds Ford
     Technologies, Inc., a consulting firm.  He is currently
     President of Chadds Ford Technologies, Inc.

(4) Dr. Stephens has been a physician engaged in the private practice of medicine for over 30 years.

(5) Craig MacNab, 41, has served as Director of the Company since June 1997. Since January 1997, Mr. MacNab has been the President of Tandem Capital, Inc. which makes investments in micro-cap public companies. From 1993 to 1996, Mr. MacNab served as the general partner of MacNiel Advisors, Inc., the general partner of three private funds that invested in the publicly traded securities of small public companies. From 1987 to 1993, Mr. MacNab was a partner of J.C. Bradford & Co., a regional brokerage firm, jointly responsible for the merger and acquisition department and a private mezzanine capital fund. From 1981 to 1987, Mr. MacNab was employed by Lazard Freres & Co.
     Mr. MacNab is also a director of JDN Realty, Smart Choice Automotive Group and Teltronics, Inc.

     During the year ended February 28, 1997, the Company had an Audit Committee consisting of three independent outside directors; Messrs. Michael A. Mulshine, Pete L. Stephens, and Philip L. Wagner. These three independent outside directors also served on the Company's Compensation Committee during the year ended February 28, 1997. The Audit Committee is charged with reviewing and overseeing the Company's financial systems and internal control procedures and conferring with the Company's independent accountants with respect thereto. The Compensation Committee is charged with reviewing the compensation of officers and key personnel. The Company does not have a standing nominating committee.

     During the year ended February 28, 1997 the Board of Directors held six meetings and the Audit and Compensation Committees each held one meeting. All Members of the Board attended all of the meetings of the Board held while they were members of the Board. All Members of the Audit and Compensation Committees attended all meetings of the Committees held while they were members thereof.

             REMUNERATION OF DIRECTORS AND OFFICERS

     The following table sets forth compensation paid by the Company to the Chief Executive Officer for services rendered during fiscal years 1997, 1996 and 1995. There are no other executive officers whose total annual salary and bonus exceeds $100,000. The footnotes to the table provide additional information concerning the Company's compensation and benefit programs.

                   SUMMARY COMPENSATION TABLE

                               Annual Compensation

                                                     Other
Name and                                             Annual       All Other
Principal          Fiscal                         Compensation  Compensation
Position            Year    Salary($)   Bonus($)     ($)(1)        ($)(2)
[S]                [C]     [C]          [C]       [C]           [C]
William F.         1997    $113,780        0           0           $2,731
Mitchell           1996     119,531        0           0            2,473
President and      1995     131,568        0           0            1,154
Chief Executive
Officer
___________________
[/TABLE]

(1) The Company's executive officers receive certain perquisites. For fiscal years 1997, 1996 and 1995, these perquisites received by Mr. Mitchell did not exceed the lesser of $50,000 or 10% of his salary and bonus.

(2) These amounts represent the Company's contribution to the Retirement Savings Plan.

     Directors of the Company who are not officers of the Company are paid $600 for Board of Directors meetings which they attend.
Additional compensation is not paid for committee meetings.

         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On October 20, 1994, the Company and Mr. Mulshine entered into a Consulting Agreement, pursuant to which the Company has issued warrants to Mr. Mulshine to purchase 125,000 shares of the Company's common stock at an initial exercise price of $4.75 in consideration for Mr. Mulshine providing certain consulting services to the Company. The warrants are exercisable only upon the occurrence of certain events, including consummation of a strategic alliance with another company engaged in the same or similar business. In view of the recapitalization of the Company, which was completed on March 27, 1997, the Company is not pursuing any such strategic alliance and, therefore, the Company has terminated the consulting agreement. The warrants expire by their terms on April 25, 1998.

              COMPLIANCE WITH SECTION 16(a) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the American Stock Exchange. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) Forms they file. The rules of the SEC regarding the filing of such statements require that "late filings" of such statements be disclosed in the Company's proxy statement.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the fiscal year ended February 28, 1997, all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except that late reports for Statement of Changes in Beneficial Ownership for Mr. Deaner, Mr. Russell and
Mr. McAdams, respectively, were filed on Form 4.

                   THE CORPORATION'S AUDITORS

     Under the Corporation's Bylaws and the governing law, authority to select the Corporation's independent accountants rests with the Board of Directors. Such selection is made through formal act of the Board of Directors. It has not been and is not the Corporation's policy to submit selection of its auditors to the vote of the shareholders because there is no legal requirement to do so. Grant Thornton LLP was the Company's auditors for the fiscal years ended February 23, 1996 and February 28, 1997. Auditors have not been selected for the current fiscal year. A representative of Grant Thornton is expected to be present at the Annual Meeting and will be given an opportunity to make a statement to the shareholders, if he desires to do so. Such representative will also be available to answer appropriate questions from shareholders.

                     SOLICITATION OF PROXIES

     The Company has provided proxy materials to brokers, custodians, nominees, and fiduciaries and requested that such materials be forwarded to the beneficial owners of stock registered in the names of such brokers, custodians, nominees, and fiduciaries. In addition, solicitation of proxies may be made by officers, directors, and regular employees of the Company by personal interview, mail, telephone, and telegraph. The cost of soliciting proxies and related services will be borne by the Company.

                      SHAREHOLDER PROPOSALS

     Proposals which shareholders desire to have included in the Proxy Statement for the 1998 Annual Meeting of Shareholders must be received at the Corporation's executive offices, County Line Industrial Park, Southampton, Pennsylvania 18966 on or before April 27, 1998.

                          OTHER MATTERS

     The Company knows of no other business which will be presented for consideration at the meeting. However, if other matters come before the meeting, it is the intention of the proxyholders to vote upon such matters as they, in their discretion, may determine.

     The Company's Annual Report to the Shareholders for the year ended February 28, 1997, is enclosed. Each person solicited hereunder can obtain a copy of the Corporation's Annual Report on Form 10-K for the year ended February 28, 1997, as filed with the Securities and Exchange Commission, without charge, except for exhibits to the report, by sending a written request to Environmental Tectonics Corporation, County Line Industrial Park, Southampton, Pennsylvania 18966, Attention: Ann M. Allen, Secretary.

By Order of the Board of Directors
     ANN M. ALLEN, Secretary
___________________________

               ENVIRONMENTAL TECTONICS CORPORATION
         ANNUAL MEETING TO BE HELD ON SEPTEMBER 17, 1997
       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, revoking all prior proxies, hereby appoints Pete L. Stephens and Philip L. Wagner, or either of them, with full power of substitution, as the undersigned's proxies to vote at the Annual Meeting of Shareholders called for September 17, 1997 and at any adjournments thereof:

     1. Election of Directors by holders of Common Stock and Convertible Series A Preferred Stock:

          [ ] For all nominees listed below (except as marked to the contrary) or

          [  ] Withhold the vote for all nominees.

Instruction: To withhold authority to vote for any individual nominee, strike out his name below:

     Richard E. McAdams, William F. Mitchell, Pete L. Stephens,
     Philip L. Wagner

     2.   Election of Director by holders of Convertible Series A
Preferred Stock:

          [  ] For Craig MacNab or

          [  ] Withhold the vote for Craig MacNab.

     3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     This Proxy, when property executed, will be voted in the manner designated herein by the undersigned shareholder. In the absence of designation, this Proxy will be voted "FOR" the election of all of the Board of Directors' nominees as directors.

     IN WITNESS WHEREOF, the undersigned has set his hand and seal.

Dated:________________, 1997  ____________________________(SEAL)
                              Shareholder's signature

                              ____________________________(SEAL)
                              Shareholder's signature

                              Please sign exactly as name appears
                              herein.  When signing as attorney,
                              executor, administrator, trustee,
                              guardian, etc., please give full
                              title as such.

                              [  ] I plan to attend the Annual
                                   Meeting on September 17, 1997.